                                VAN ECK FUNDS
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653

     Van Eck Funds (the "Trust") is a mutual fund consisting of eight separate series: Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Gold/Resources Fund (Class A), Global Real Estate Fund (Class A, B and C) International Investors Gold Fund (Class A), and U.S. Government Money Fund (the "Funds").

TABLE OF CONTENTS                                                 Page
-----------------                                                 ----

GENERAL INFORMATION............................................     2
INVESTMENT OBJECTIVES AND POLICIES.............................     2
RISK FACTORS...................................................     7
INVESTING IN FOREIGN
SECURITIES.....................................................     7
FOREIGN CURRENCY
TRANSACTIONS...................................................     9
FUTURES AND OPTIONS
TRANSACTIONS...................................................    11
MORTGAGE-BACKED
SECURITIES.....................................................    11
REAL ESTATE
SECURITIES.....................................................    12
COMMERCIAL
PAPER..........................................................    12
DEBT SECURITIES................................................    13
SHORT SALES....................................................    13
DIRECT INVESTMENTS.............................................    13
REPURCHASE AGREEMENTS..........................................    14
RULE 144A SECURITIES...........................................    14
INVESTMENT RESTRICTIONS........................................    15
INVESTMENT ADVISORY SERVICES...................................    20
THE DISTRIBUTOR................................................    22
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................    24
TRUSTEES AND OFFICERS..........................................    27
VALUATION OF SHARES............................................    34
EXCHANGE PRIVILEGE.............................................    37
TAX-SHELTERED RETIREMENT PLANS.................................    37
INVESTMENT PROGRAMS............................................    41
TAXES..........................................................    42
REDEMPTIONS IN KIND............................................    45
PERFORMANCE....................................................    45
ADDITIONAL INFORMATION.........................................    48
FINANCIAL STATEMENTS...........................................    48
APPENDIX.......................................................    49
MARKET INDEX DESCRIPTIONS......................................    55


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUS, DATED MAY 1, 1998 (THE "PROSPECTUS"), WHICH IS AVAILABLE AT NO CHARGE UPON WRITTEN OR TELEPHONE REQUEST TO THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER AT THE TOP OF THIS PAGE. SHAREHOLDERS ARE ADVISED TO READ AND RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

                STATEMENT OF ADDITIONAL INFORMATION  May 1, 1998

                              GENERAL INFORMATION
                              -------------------

     Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently eight series of Van Eck Funds: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C) International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), Global Income Fund (Class A), Global Hard Assets Fund (Class A, B and
C) Global Real Estate Fund (Class A, B and C) and U.S. Government Money Fund, each of which commenced operations as a series of Van Eck Funds.

     International Investors Gold Fund was formerly a mutual fund incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

     Each series of the Trust, other than the Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund are classified as a diversified fund under the Investment Company Act of 1940 (the "1940 Act").

     Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Funds (except for the Asia Dynasty Fund and Emerging Markets Growth
Fund). Van Eck Global Asset Management (Asia) Limited ("Van Eck-Hong Kong") serves as the investment adviser to the Asia Dynasty Fund and Emerging Markets Growth Fund. Fiduciary International, Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund.


                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

Asia Dynasty Fund
-----------------

     Asia Dynasty Fund may invest in equity securities, warrants and equity options of companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region ("Asia Growth Companies"). These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and, when the Fund is in a defensive posture, Australia, Japan and New Zealand. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

     CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GOLD/RESOURCES FUND.

     The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

Emerging Markets Growth Fund
----------------------------

     The Emerging Markets Growth Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Country and emerging market equity securities. An "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Emerging Countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

     The Fund considers emerging market securities to include securities which are (i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in Emerging Countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an Emerging Country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

     Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. See "Risk Factors - Emerging Market Securities."

     The Adviser and the Sub-Adviser expect that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high qualify as determined by the Adviser

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Global Balanced Fund
--------------------

     Global Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

     The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).



Global Hard Assets Fund
-----------------------

     Global Hard Assets Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and
(vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

     The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

     The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

Global Real Estate Fund
-----------------------

     The Global Real Estate Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which owns significant real estate assets.

     The Fund will, under normal conditions, invest at least 65% (and at times nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which owns significant real estate assets ("Real Estate Companies").

     The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging markets securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments dominated in the U.S. dollars or a foreign currency. These money markets instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper, and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"); or if unrated, will be of comparable high quality as determined by the Adviser.



Gold/Resources Fund
-------------------

     Gold/Resources Fund may invest in debt and equity securities of companies engaged in the exploration, development and production of gold and other natural resources. Gold, other precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

     The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices.

International Investors Gold Fund
---------------------------------

     The Fund's primary objective is long-term capital appreciation, while retaining freedom to take current income into consideration in selecting investments. The Fund's fundamental policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets. In some future period or periods, due to adverse conditions in that industry, the Fund may for temporary defensive purposes have less than 25% of the value of its assets invested in that industry, however, under normal circumstances the Fund will have at least 65% of its total assets invested in that industry.

     The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.

        CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GOLD/RESOURCES FUND.

        The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

U.S. Government Money Fund
--------------------------

     U.S. Government Money Fund seeks safety of principal, daily liquidity and current income through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, and bonds and other obligations guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

     U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

                                 RISK FACTORS
                                 ------------

                        Investing In Foreign Securities
                        -------------------------------

     GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL REAL ESTATE FUND, INTERNATIONAL INVESTORS GOLD FUND AND GOLD/RESOURCES FUND.

     Gold/Resources Fund and U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers;
Asia Dynasty Fund, Emerging Markets Growth Fund and Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, International Investors Gold Fund are not so restricted by their fundamental investment policies.

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Investments may be made from time to time by Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Asia Dynasty Fund and Emerging Markets Growth Fund in companies in developing countries as well as in developed countries. Asia Dynasty Fund, Emerging Markets Growth Fund and Global Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser (or FII) to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     Since the Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging market countries and the Asia Dynasty Fund will invest at least 65% of its total assets in Asian Region investments, its investment performance will be especially affected by events affecting emerging market countries and Asian Region companies. The value and liquidity of emerging market countries and Asian Region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the emerging market countries and Asian Region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the emerging market countries and Asian Region varies widely. Certain countries in the Asian Region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

     The securities markets in the emerging market countries and Asian Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in the emerging market countries and Asian Region are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in emerging market countries and the Asian Region securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the emerging market countries and Asian Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid emerging market countries and Asian Region securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, emerging market countries and Asian Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Funds in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

     Asia Dynasty Fund will invest in Asian Region countries with emerging economies or securities markets, and the Emerging Markets Growth Fund will invest world-wide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

     Global Real Estate Fund will invest worldwide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of the Fund of additional investments in those countries.

     Economies in the emerging market countries and the Asian Region may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of the emerging market countries and Asian Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     China governmental actions can have a significant effect on the economic conditions in the Asian Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

     China and certain of the other emerging market countries and Asian Region countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other emerging market countries and Asian Region countries.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                         Foreign Currency Transactions
                         -----------------------------

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND AND INTERNATIONAL INVESTORS GOLD FUND.

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. Dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, and Global Real Estate Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser (or FII) will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                        Futures And Options Transactions
                        --------------------------------

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND AND GOLD/RESOURCES FUND.

     These Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

     The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities ( Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund and International Investors Gold
Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asia Region countries and other developing countries are not as developed as in the United States these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

     The use of financial futures and commodity futures contracts and options on such futures contracts and commodities (Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund and International Investors Gold Fund) as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

                           Mortgage-Backed Securities
                           --------------------------

     The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when an U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

                             Real Estate Securities
                             ----------------------

     Global Real Estate Fund may invest in real estate directly, whereas, Gold/Resources Fund and Global Hard Assets Fund cannot. However, each of these Funds may invest a percentage of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest up to 50% of its assets in such securities. Gold/Resources Fund and Global Hard Assets Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

     REITS are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                                Commercial Paper
                                ----------------

     Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                                Debt Securities
                                ---------------

     The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or FII).

     New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

                                  Short Sales
                                  -----------

     Currently, Global Hard Assets Fund and Global Real Estate Fund are the only Funds that can engage in short sales. The Funds will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government Securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.
The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Global Hard Assets Fund and 25% of the Global Real Estate Fund's net assets.

                               Direct Investments
                               ------------------

     Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, and Global Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser (or FII) anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

     Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments

                             Repurchase Agreements
                             ---------------------

     None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (except that Global Income Fund may invest no more than 15% of its assets in such repurchase agreements and other money market instruments and Asia Dynasty, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

             Rule 144a Securities And Section 4(2) Commercial Paper
             ------------------------------------------------------

     The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser (or
FII) anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

     The Adviser (or FII) will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser (or FII) will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.

                            Investment Restrictions
                            -----------------------

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND, AND U.S. GOVERNMENT MONEY FUND.

     With respect to Gold/Resources Fund and U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, and Global Hard Assets Fund, restrictions 1, 4, 6, 7, 10, 12, 13, 17, 18, 19 and 20, are not fundamental, unless otherwise provided for by applicable federal or state law. With respect to Global Real Estate Fund restrictions 1, 4, 10, 13, 17, 18 and 19 are not fundamental, unless otherwise provided for by applicable federal or state law.

     The Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund, and
U.S. Government Money Fund may not:

     1. Invest in securities which (i) with respect to Gold/Resources Fund, and U.S. Government Money Fund, are subject to legal or contractual restrictions on resale ("restricted securities") or for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Global Real Estate Fund and Emerging Markets Growth Fund and are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Global Balanced Fund's, Global Hard Assets Fund's, Asia Dynasty Fund's, Global Real Estate Fund's or Emerging Markets Growth Fund's net assets would be invested in such securities, except that Global Income Fund may invest an additional 5% of its net assets in short term money market investments, such as repurchase agreements and time deposits maturing in more than seven days.

     2. Purchase or sell real estate, although the Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund, Emerging Markets Growth Fund and Global Real Estate Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

     3. Purchase or sell commodities (non-Hard Asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Emerging Markets Growth Fund and Global Real Estate Fund may for hedging and other purposes, Gold/Resources Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and Gold/Resources Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Fund may not commit more than 5% of their total assets to initial margin deposits on futures contracts, (however, the Emerging Markets Growth Fund and Global Real Estate Fund are excluded from the 5% limitation for margin deposit for futures position entered into for bona fide hedging purposes). In addition, Gold/Resources Fund, International Investors Gold Fund and Global Hard Assets Fund may invest in gold bullion and coins.

     4.   Exclusive of the Global Balanced Fund, Global Hard Assets Fund,
          Global Real Estate Fund, Asia Dynasty Fund and Emerging Markets Growth Fund purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard

          Assets Fund, Gold/Resources Fund or Global Real Estate Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund or Global Real Estate Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     5. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and
          (ii) repurchase agreements. Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Global Real Estate Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     6. As to 75% of the total assets of each of the Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Global Balanced Fund, Global Hard Assets Fund or Global Real Estate Fund.

     7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund or Global Real Estate Fund.

     8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

     9. Borrow money, except that each of the Gold/Resources Fund and U.S. Government Money Fund may borrow up to 10% of its total assets valued at cost for temporary or emergency purposes. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding. In addition, Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Global Real Estate Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities.

     10. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction
          (9).

     11. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund); (iii) financial futures contracts purchased on margin (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Funds and Global Real Estate Fund), (iv) commodity futures contracts purchased on margin (Gold/Resources Fund, Global Hard Assets Fund, Global

          Real Estate Fund); (v) foreign currency swaps (Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Global Real Estate Fund and Emerging Markets Growth Fund); and (vi) issuing multiple classes of shares (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Global Real Estate Fund and Asia Dynasty
          Fund).

     12. Except for Emerging Markets Growth Fund, Global Hard Assets Fund, and Global Real Estate Fund, make short sales of securities, except that Global Balanced Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Gold/Resources Fund may engage in the transactions specified in restrictions (2), (3) and (14).

     13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund, may make initial or maintenance margin payments in connections with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (9).

     14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Gold/Resources Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon.

     15.  Make investments for the purpose of exercising control or management.

     16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Gold/Resources Fund, Global Hard Assets Fund, Global Real Estate Fund and Emerging Markets Growth Fund and as otherwise stated in any Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     17. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

     18. Purchase participations or other interests (other than equity stock interests in the case of the Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund) in oil, gas or other mineral exploration or development programs.

     19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges (Global Real Estate Fund), or more than 2% of the value of the assets of a Fund (except Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Global Real Estate Fund and Asia Dynasty
          Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

     20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer (except Emerging Markets Growth Fund and Global Real Estate Fund).

     21. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

     With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract. The following are not considered fundamental policies. Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund and Emerging Markets Growth Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. These Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

     With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.



International Investors Gold Fund
---------------------------------

     Restrictions 1 through 9 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 10 through 16 are not fundamental policies and may be changed without shareholder approval.

International Investors Gold Fund may not:

     1.   Underwrite securities of other issuers.

     2. Invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion).

     3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.

     4.   Purchase securities on margin or make short sales.
     5. Purchase or retain a security of any issuer if any of the officers or directors of the Company or its investment adviser own beneficially as much as 1/2 of 1%, or if such persons taken together own over 5%, of the issuer's securities.

     6. Lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase.

     7. Mortgage, pledge or hypothecate more than 15% of the Company's total assets, taken at cost.

     8. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Company's aggregate holdings in all such securities would exceed 10% of total assets.

     9. Issue senior securities. The Fund may (i) borrow money in accordance with restrictions described above, (ii) enter into forward contracts,
          (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreement or purchase or sell structured notes or similar instruments.

     10. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

     11.  Invest in real estate limited partnerships.

     12.  Make short sales of foreign currencies.

     13.  Seek short-term trading profits.

     14. Make investments in companies for the purpose of exercising control or management.

     15. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

     16. Purchase securities for investment while borrowings equal to 5% or more of the Fund's assets are outstanding.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                                 INVESTMENT ADVISORY SERVICES
                                 ----------------------------

     The investment adviser and manager of the Funds (except for the Asia Dynasty Fund and Emerging Markets Growth Fund) is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended. The Adviser oversees an investment program for the Funds, subject to the overall supervision and review of the Board of Trustees. The Adviser is currently the oldest and largest gold manager investing in gold mining shares. The Adviser's team of gold managers and analysts average over 25 years of experience.

     The investment adviser and manager of the Asia Dynasty Fund and Emerging Markets Growth Fund is Van Eck Global Asset Management (Asia) Limited (Van Eck-Hong Kong), which is a wholly-owned subsidiary of the Adviser located at 2 Pacific Place, Hong Kong. Van Eck-Hong Kong has served in this capacity since October 8, 1996 for Asia Dynasty Fund. Between August 1 and October 8 1996, the Adviser acted as investment manager and adviser to the Asia Dynasty Fund. Van Eck-Hong Kong has served as investment manager of Emerging Markets Growth Fund since February 24, 1998. Between December 30, 1996 and February 24, 1998, the adviser acted as investment manager and adviser to the Emerging Markets Growth Fund.

     Fiduciary International, Inc. ("FII"), a New York corporation, is sub-adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated October 30, 1993.

     The Adviser or Van Eck-Hong Kong (or FII) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser or Van Eck-Hong Kong (or FII) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser, Sub-Adviser, or its affiliates. The advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund and, and Gold/Resources Fund pay a fee equal to .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Global Balanced Fund pays the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser pays the FII a fee of .50 of 1% of average daily net assets. Asia Dynasty Fund pays Van Eck-Hong Kong a fee of .75 of 1% of average daily net assets and Emerging Markets Growth Fund pays Van Eck-Hong Kong a fee of 1% of average daily net assets. Global Hard Assets Fund and Global Real Estate Fund each pay the Adviser 1% of average daily net assets. The U.S. Government Money Fund pays a monthly fee at the annual rate of
 .50 of 1% for the first $500 million of average daily net assets, .40 of 1% on the next $250 million of average daily net assets, and .375 of 1% of the average daily net assets in excess of $750 million.

     The Adviser also performs administrative services for Asia Dynasty Fund, Global Balanced Fund, Gold/Resources Fund and International Investors Gold Fund pursuant to a written agreement. The Adviser is also responsible for providing accounting services to these Funds. For these accounting and administrative services, Asia Dynasty Fund and Global Balanced Fund each pays .25 of 1% of its respective average daily net assets. Gold/Resources Fund and International Investors Gold Fund pay an annual rate of .25 of 1% of the first $750 million of their respective average daily net assets and .20 of 1% of their respective average daily net assets in excess of $750 million.

     The net assets of the Funds at December 31, 1997, 1996 and 1995 were approximately: International Investors Gold Fund (Class A) - $232,944,326, $409,330,944, and $519,795,000, respectively; Gold/Resources Fund (Class A) - $66,150,715, $132,298 and 375, $155,974,000, respectively; U.S. Government Money
Fund - $76,649,948,  $107,697,508 and $70,130,000, respectively; Asia Dynasty
Fund (Class A) - $12,872,516, $44,351,438 and $64,275,000, respectively; Asia
Dynasty Fund (Class B) - $6,913,723, $20,296,022 and $27,234,000, respectively;
Global Balanced Fund (Class A) - $24,630,386, $24,399,362 and $30,632,000,
respectively; Global Balanced Fund (Class B) - $5,054,706, $4,931,669 and $6,151,000, respectively; Global Hard Assets Fund (Class A) - $61,341,105, $27,226,101 and $3,820,000, respectively; Global Hard Assets Fund (Class B) - $10,541,237, $62,429 and $1,805,589 respectively, and Global Hard Assets Fund (Class C) - $8,698,296, $1,934,906 and $181,000, respectively.

     The net assets of Emerging Markets Growth Fund at December 31, 1997 were approximately: Emerging Markets Growth Fund (Class A) - $2,201,040; Emerging Markets Growth Fund (Class B) - $165,552 and Emerging Markets Growth Fund (Class
C) - $294,395.

     The net assets of Global Real Estate Fund at December 31, 1997 were approximately: Global Real Estate Fund (Class A) - $1,448,614; Global Real Estate Fund (Class B) - $115,732 and Global Real Estate Fund (Class C) $118,151.

     In 1997, 1996 and 1995 the aggregate remuneration received by the Adviser from International Investors Gold Fund was $2,619,794, $4,087,710 and $4,256,866, respectively; from Gold/Resources Fund was $752,214, $1,198,836 and $1,317,580, respectively; from U.S. Government Money Fund was $386,515, $382,786 and $286,736, respectively; from Global Balanced Fund was $219,469, $242,447 and $141,393, respectively; from Global Hard Assets Fund was $660,306, $121,846 and $29,887, respectively; from Asia Dynasty Fund was $339,096, $621,605 and $818,148, respectively.

     In 1997, the aggregate remuneration received by the Adviser from Emerging Markets Growth Fund and Global Real Estate Fund was $24,075 and $6,082, respectively.

     The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser (or FII), membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser or FII.

     The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement and Sub-Advisory Agreement with respect to Global Balanced Fund were approved at a meeting of the Board of Trustees held on October 12, 1993. The Advisory and Sub-Advisory Agreement with respect Emerging Markets Growth Fund were approved at a meeting of the Board of Trustees held on December 10, 1996. The Advisory Agreement with respect to Gold/Resources Fund and International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. The Advisory Agreement with respect to Global Real Estate Fund was approved at a meeting of the Board of Trustees held on April 22, 1997. Advisory Agreements for all the Funds were reapproved by the

Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such Agreements or interested persons of any such party at a meeting held on April 22, 1998.

     The Advisory Agreement was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; and Gold/Resources Fund and International Investors Gold Fund on July 25, 1994. The Advisory Agreements and Sub-Investment Advisory Agreements were approved by shareholders of Global Balanced Fund on December 17, 1993.

     The Advisory Agreements and Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

     Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. van Eck offered the first global mutual fund to U.S. investors in 1955 and offered the first gold fund to U.S. investors in 1968. Mr. van Eck, Chairman and President of the Trust and Van Eck Worldwide Insurance Trust, and members of his immediate family, own 100% of the voting stock of the Adviser.

                                 THE DISTRIBUTOR
                                 ---------------

     Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreement with respect to all Funds was last reapproved by the action of the Trustees on April 22, 1998.

     The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

     Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the following fiscal years ended December 31 (except as noted) after reallowance to dealers as follows:


                             Van Eck Securities  Reallowance to
                                Corporation         Dealers
                             ------------------  --------------


International          1997            $122,745        $401,483
Investors Gold Fund    1996             160,019         917,169
                       1995             161,888         650,766


Gold/Resources Fund    1997            $ 38,280        $156,899
                       1996              33,278         231,559
                       1995              64,047         274,644


Asia Dynasty Fund      1997            $  2,455        $ 13,752
                       1996              22,269         109,025
                       1995              25,162         119,247

                             Van Eck Securities  Reallowance to
                             Corporation         Dealers
                             ------------------  --------------

Global Balanced        1997            $  1,726        $  5,635
Fund                   1996               2,382          11,231
                       1995               1,982           8,982



Global Hard            1997            $151,014        $629,428
Assets Fund            1996              53,056         273,203
                       1995               8,060          44,788


Emerging Markets       1997            $  2,985        $ 14,741
Growth Fund

Global Real Estate     1997            $116,763        $663,680
Fund


     To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, each of Gold/Resources Fund (Class A) and U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Global Real Estate Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. The Plan for Asia Dynasty Fund (Class A) is a reimbursement type plan and provides for the payment of carry-over expenses to the Distributor, incurred in one year but payable in a subsequent year(s), up to the maximum for the Fund in any given year. Global Balanced Fund (Class A and Class B), Asia Dynasty Fund (Class B), Global Real Estate Fund and Global Hard Assets Fund (Class A, B and C) Plans are compensation type plans with a carry-forward provision which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 1999, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

     Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans were reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such Plan on April 22, 1998. The Plan was approved by shareholders of the Gold/Resources Fund (Class A) and U.S. Government Money Fund on January 23, 1987; Asia Dynasty Fund (Class B) on August 31, 1993; Global Balanced Fund (Class A and B) on December 17, 1993; and Asia Dynasty Fund (Class A) on July 25, 1994.

     A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     The Adviser, Van Eck-Hong Kong or the FII is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

     In purchasing and selling the Funds' portfolio investments, it is the Adviser's, Van Eck-Hong Kong's or FII's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser, Van Eck-Hong Kong or the FII will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     In addition, the Adviser, Van Eck-Hong Kong or the FII may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser, Van Eck-Hong Kong or the FII under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.

     The Adviser, Van Eck-Hong Kong or the FII may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser, Van Eck-Hong Kong or the FII are considered to be in addition to and not in lieu of services required to be performed by the Adviser, Van Eck-Hong Kong and FII under the relevant Advisory Agreement or Sub-Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser, Van Eck-Hong Kong and FII in serving its other clients or clients of the Adviser, FII or their affiliates.

     For the fiscal year ended December 31, 1997, the Global Hard Assets Fund paid $41,526.50, the Gold/Resources Fund paid $775.00, the Global Real Estate Fund paid $705.00, the Emerging Markets Growth Fund paid $1,405.31 and the International Investors Gold Fund paid $11,400.00 in commissions to broker dealers providing research and other services to the Adviser or its affiliates representing 12.07, 0.26%, 11.94%, 1.97% and 4.44%, respectively, of the total commissions paid by such Funds; such payments involved $3,562,413, in the case of Global Hard Assets Fund, and $741,900, in the case of International Investors Gold Fund, in portfolio securities purchased and sold on behalf of the relevant Fund.

     The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund during its respective fiscal year, and the percentages of such amounts paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.

FUND (FISCAL YEAR END)                                          1997

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $611,085
Gold/Resources Fund (Class A) (12/31)                           $327,261
Asia Dynasty Fund (Class A and B) (12/31)                       $675,167
Global Balanced Fund (Class A and B) (12/31)                    $ 63,682
Global Hard Assets Fund (Class A, B and C) (12/31)              $505,063
Emerging Markets Growth Fund (Class A, B and C) (12/31)         $ 37,453
Global Real Estate Fund (Class A, B and C) (12/31)              $  6,191

FUND (FISCAL YEAR END)                                              1996

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $347,781
Gold/Resources Fund (Class A) (12/31)                           $271,356
Global Income Fund (Class A) (12/31)                            $      0
Asia Dynasty Fund (Class A and B) (12/31)                       $643,451
Global Balanced Fund (Class A and B) (12/31)                    $ 96,428
Global Hard Assets Fund (Class A and C) (12/31)                 $110,278


Fund (fiscal year end)                                              1995

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $212,002
Gold/Resources Fund (Class A) (12/31)                           $235,161
Global Income Fund (Class A) (12/31)                            $ 31,325
Asia Dynasty Fund (Class A and B) (12/31)                       $900,977
Global Balanced Fund (Class A and B) (12/31)                    $ 89,406
Global Hard Assets Fund (Class A and C) (12/31)                 $ 28,075

     The Trustees periodically review the Adviser's and FII's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

     Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, FII or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and FII to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser and FII considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser or FII may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or FII may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or FII such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Gold/Resources Fund anticipate that their annual portfolio turnover rates will not exceed 100%.

     The annual portfolio turnover rate of the Global Balanced Fund and Global Real Estate Fund may exceed 100%. Due to the high rate of turnover the Funds may pay a greater amount in brokerage commissions than a similar size fund with
a lower turnover rate.   The portfolio turnover rates of all Funds may vary
greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

     The Adviser and related persons, may from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

     TRUSTEES AND OFFICERS
     ---------------------

     The Trustees and Officers of the Van Eck Funds, their address, position with the Trust and principal occupations during the past five years are set forth below.

Trustees of Van Eck Funds:

@ *  JOHN C. van ECK, C.F.A. (82) - Chairman of the Board and President
----------------------------

     270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).


@ # + JEREMY H. BIGGS (62) - Trustee
---------------------

     1220 Park Avenue, New York, NY 10128; Trustee of another investment company advised by the adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc.; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former Chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Financial Committee of St. James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-1991).

# + RICHARD C. COWELL (70) - Trustee
---------------------

     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-
     1982), Western World Insurance Co.

@  PHILIP D. DEFEO (52) - Trustee
------------------

     99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; President, Chief Executive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer) since September 1996; Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August 1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994), Lehman Brothers (investment bank and broker-dealer); Former Senior Vice President, Fidelity Investments and Former President, Fidelity Services Company (financial services); (1987-1992).

# + WESLEY G. McCAIN (55) - Trustee
--------------------

     144 East 30th Street, New York, New York 10016; Trustee of other affiliated investment companies advised or administered by the Adviser; Chairman and Owner, Towneley Capital Management, Inc.,

     (investment adviser since 1971); Chairman, Eclipse Funds (mutual fund since
     1986); Chairman and Owner, Eclipse Financial Services, Inc.(since 1986; General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since 1989); Trustee, Libre Group Trust (since 1994) Director, Libre Investments (Cayman) Ltd.(since 1996); Former Director, International Investors
     Incorporated.

# DAVID J. OLDERMAN (62) - Trustee
-------------------

     40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

# * RALPH F. PETERS (69) - Trustee
-------------------

     66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

# RICHARD D. STAMBERGER (38) - Trustee
-----------------------

     888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@**JAN van ECK (34)  Trustee
   -----------

     99 Park Avenue, New York, New York 10016; Director of Van Eck Associates Corporation; Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies; President and Director of Van Eck Capital, Inc.; President and Director of Van Eck Absolute Return Advisers Corporation; Co-President and Director of Shenyin Wanguo Van Eck Asset Management (Asia) Limited and President, Chief Executive Officer and Director of Van Eck Global Asset Management (Asia) Ltd.

@**DEREK van ECK (33) - Trustee and Executive Vice President
   -------------

     99 Park Avenue, New York, New York 10016; President of the Global Hard Assets Fund series of Van Eck Funds and Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Vice President of Global Balanced Fund series of Van Eck Funds; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.

Officers of the Trust:

LUCILLE PALERMO (51) - Executive Vice President
---------------

     99 Park Avenue, New York, New York 10016; Executive Vice President of another investment company advised by the Adviser; Associate Director, Mining Research of the Adviser.

BRUCE J. SMITH (43) - Vice President and Treasurer
--------------

     99 Park Avenue, New York, New York 10016; Officer of two other investment companies advised or administered by the Adviser; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.



     THOMAS H. ELWOOD (50) - Vice President and Secretary
     ----------------

     99 Park Avenue, New York, New York 10016; Officer of three other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies. Former Assistant Counsel of Jefferson Pilot Insurance company and officer of other investment companies distributed by Jefferson Pilot and its affiliates. Former Associate Counsel of New York Life Insurance company

JOSEPH P. DiMAGGIO (41) - Controller
------------------

     99 Park Avenue, New York, New York 10016; Controller of another investment company advised by the Adviser; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

CHARLES CAMERON (38) - Vice President
---------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation

SUSAN C. LASHLEY (43) - Vice President
----------------

     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID (35) - Vice President
----------

     99 Park Avenue, New York, New York 10016; President of the Global Real Estate Fund series and Vice President of the Global Hard Assets Fund series of Van Eck Funds and President of the Worldwide Real Estate Fund and Vice President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Real Estate Research, of Van Eck Associates Corporation; Former Chief Financial Officer of E.P. Reid, Inc (construction 1993 to
     1994); Former Chief Financial Officer and Chief Operating Officer (1991
     1993) and Former Vice President and portfolio manager (1998 1991) of Trammell Crow Company (real estate).

BARBARA J. ALLEN (41) - Assistant Secretary
----------------

     99 Park Avenue, New York, New York 10016; Assistant Secretary of another investment company advised by the Adviser; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990-1994).

SUSAN I. GRANT (45)  Assistant Secretary
-------------------

     99 Park Avenue, New York, New York 10016; Assistant Secretary of other investment companies advised or administered by the Adviser, Senior Attorney of Van Eck Associates Corporation; formerly employed by the Royce Funds (1994 1996) and First Investors Corporation (1989 1994).

GREGORY KRENZER (25)  President of Van Eck U.S. Government Money Fund
---------------
     99 Park Avenue, New York, New York 10016, Research Analyst and Portfolio Assistant (Global Fixed Income) of Van Eck Associates Corporation since 1994.
-------------------------

@    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee -exercises general powers of Board of Trustees between meetings of the Board.
**   Son of Mr. John C. van Eck.
  #  Member of the Nominating Committee.
  + Member of the Audit Committee -reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                               COMPENSATION TABLE
                               ------------------

                              Van Eck Funds            Van Eck Funds       Total Fund Complex
                         (Current Trustees Fees)  (Deferred Compensation)    Compensation(a)
                         -----------------------  -----------------------  -------------------

John C. van Eck                  $     0                  $     0             $     0
Jeremy H. Biggs                  $     0                  $21,686             $34,750
Richard C. Cowell                $21,686                  $     0             $33,500
Philip D. DeFeo                  $     0                  $     0             $     0
Wesley G. McCain                 $     0                  $21,686             $34,750
David J. Olderman                $     0                  $20,066             $32,250
Ralph F. Peters                  $17,478                  $     0             $27,000
Richard D. Stamberger            $10,034                  $10,034             $31,000
Fred M. van Eck                  $     0                  $     0             $     0

(a) The term "fund complex" refers to the Funds of the Trust, the series of the Van Eck Worldwide Insurance Trust and the Van Eck/Chubb, Funds, Inc., which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

     As of April 17, 1998, all of the Officers and Trustees of the Trust as a group owned the number of shares indicated of each Fund: 112,134.341 shares of Global Balanced Fund-A, equal to approximately 5.01% of shares outstanding; 1,185,996.77 shares of the U.S. Government Money Fund, equal to approximately 2.23% of the shares outstanding; 56,871.741 shares of Global Hard Assets Fund-A, equal to approximately 1.57% of shares outstanding; 78,755.586 of the Emerging Markets Growth Fund-A, equal to approximately 31.38% of shares outstanding;
986.3480 shares of Emerging Markets Growth FundB, equal to approximately 6.14% of the shares outstanding; 988.6800 shares of Emerging Markets Growth FundC, equal to approximately 2.47% of the shares outstanding; 115,378.744 shares of Global Real Estate FundA, equal to approximately 73.72% of the shares outstanding. As of April, 30, 1998, all of the Officers and Trustees of the Trust as a group owned less than 1% of shares outstanding of each of the other Funds and Classes.

     As of April 17, 1998, the following persons owned 5% or more of the shares of the Fund(s) indicated below:


International Investors Gold Fund (Class A shares)           Asia Dynasty Fund (Class B shares)
---------------------------------------------------------    -------------------------

MLPF&S for the sole benefit           5.96%                   MLPF&S for the sole benefit     45.61%
  of its customers                                            of its customers
4800 Deer Lake Drive East                                     4800 Deer Lake Drive East
3rd Floor                                                     3rd Floor
Jacksonville, FL 32246-6484                                   Jacksonville, FL 32246-6484

U.S. Government Money Fund                                    Global Balanced Fund (Class B shares)
-------------------------------                               -----------------------------

J.C. Bradford & Co. Cust. FBO        13.46%                  MLPF&S for the sole benefit      19.33%
  RCIP Limited Partners I                                    of its customers
330 Commerce St.                                             4800 Deer Lake Drive East
Nashville, TN 37201-1805                                     3rd Floor
                                                             Jacksonville, FL 32246-6484

Merrill Lynch FBO                                   7.19%           M. Club Foundation                   6.48%
Confidential A/C #626-07A23                                         University of Maryland Inc
141 W. Jackson Blvd.                                                P.O. Box 273
Room 290                                                            College Park, MD 20741-0273
Chicago, IL 60604-2904

LLT Limited                                         5.19%           Global Hard Assets Fund (Class A shares)
                                                                    ----------------------------------
Washington Mall I Reid St.
4th Floor                                                           Charles Schwab & Co. Inc.           19.73%
Hamilton HM 11 Bermuda                                              Special Custody Acct. FEBO
  Customers Instl. Onesource
Edward M. Miller & Edward W.                        5.12%           101 Montgomery St.
Rodier & Michael Reddington TR                                      San Francisco, CA 94104-4122
Meridian Venture Partners II LTD
c/o Meridian Venture Group                                          MLPF&S for the sole benefit          7.81%
57 Plandome Rd                                                      of its customers
Manhasset, NY 11030-2330                                            4800 Deer Lake Drive East
                                                                    3rd Floor
Gold/Resources Fund (Class A Shares)                                Jacksonville, FL 32246-6484
--------------------------------------
MLPF&S for the sole benefit                         6.76%
 of its customers                                                   KAS Associate NV                     5.48%
4800 Deer Lake Drive East                                           Stitching Vermogensgiro
3rd Floor                                                           Beleggingsrekening
Jacksonville, FL 32246-6484                                         c/o RAJ Sporri/Internal Code 24893
  P.O. Box 178/1000 AD Amsterdam
Asia Dynasty Fund (Class A shares)                                  The Netherlands
--------------------------------------
MLPF&S for the sole benefit                        17.56%
 of its customers                                                   Global Hard Assets Fund (Class B shares)
                                                                    ----------------------------------
4800 Deer Lake Drive East                                           MLPF&S for the sole benefit         24.24%
3rd Floor                                                           of its customers

Jacksonville, FL 32246-6484                                         4800 Deer Lake Drive East
                                                                    3rd Floor
                                                                    Jacksonville, FL 32246-6484


                                                                    Global Hard Assets Fund (Class C shares)
                                                                    ----------------------------------------
                                                                    MLPF&S for the sole benefit     29.32%
                                                                       of its customers
                                                                    4800 Deer Lake Drive East
                                                                    3rd Floor
                                                                    Jacksonville, FL 32246-6484


Emerging Markets Growth Fund (Class A shares)                 Emerging Markets Growth Fund (Class C shares)
---------------------------------------------                 --------------------------------------------

Van Eck Associates Corp.                  20.61%          Bear Stearns Securities Corp.               28.97%
99 Park Avenue                                            FBO 183-97769-19
8th Floor                                                 1 Metrotech Center North
New York, NY 10016-1501                                   Brooklyn, NY 11201-3870

Charles Schwab & Co. Inc.                  5.56%          INV Fiduciary Trust Co CUST                 25.30%
Special Custody Acct. FEBO                                IRA A/C Barton B. Antista
Customer Instl. Onesource                                 2622 Katherine St.
Attn: Mutual Funds                                        El Cajon, CA 92020-2036
101 Montgomery St.
San Francisco, CA 94104-4122                              Bear Stearns Securities Corp.               14.49%
                                                          FBO 183-70596-15
Emerging Markets Growth Fund (Class B shares)             1 Metrotech Center North
---------------------------------------------             Brooklyn, NY 11201-3870

Gloria Dublon                             21.61%
86 Sycamore Avenue                                        Bear Stearns Securities Corp                 8.66%
Mt. Vernon, NY 10553-1216                                 FBO 183-70610-17
                                                          1 Metrotech Center North
Merrill Lynch Pierce                      16.16%          Brooklyn, NY 11201-3870
Fenner & Smith Inc.
Mutual Funds Operations                                   First Trust Corp., as Trustee               5.14%
P.O. Box 45286                                            U/A 4-18-96
Jacksonville, FL 32232-5286                               FBO Abraham Michael Bernstein IRA
                                                          P.O. Box 173301
XLN Enterprises Inc.                      13.98%          Denver, CO 80217-3301
Target Benefit Pension Pla
U/A 7/2/84                                                Global Real Estate Fund (Class A shares)
                                                          ----------------------------------------
181 East Industry Court
Deer Park, NY 11729-4718                                  Van Eck Securities Corporation              51.90%
                                                          99 Park Avenue
Inv. Fiduciary Trust Co.                  10.91%          New York, NY 10016
Custodian IRA A/C Linda K. Brown
132 Saxton St.
Patchogue, NY 11772-1826                                  Philip DeFeo                                 5.33%
                                                          1151 Oenoke Ridge Road
Steven C. Shapiro TR                       7.84%          New Canaan, CT 06840-2609
U/A 06/15/78
Steven C. Shapiro MD INC PEN PL
1938 State Street
New Orleans, LA 70118-6252

Van Eck Associates Corp.                   6.14%
99 Park Avenue
8th Floor
New York, NY 10016-1501


Global Real Estate Fund (Class B shares)            Global Real Estate Fund (Class C shares)
-----------------------------------------------      --------------------------------

Cowen & Co CUST                 13.59%        Bear Stearns SEC Corp. Cust.         33.55%
FBO #6B-00174-7                               FBO 183-97769-19
Financial Square                              1 Metrotech Center North
New York, NY 10005                            Brooklyn, NY 11201-3870

Cowen & Co CUST                  9.75%        Bear Stearns SEC Corp. Cust.         28.75%
FBO #6B-000383                                FBO 183-70688-14
Financial Square, 25th Floor                  1 Metrotech Center North
New York, NY 10005                            Brooklyn, NY 11201-3870

Olde Discount                    9.43%        Bear Stearns SEC Corp. Cust.          17.90%
FBO 13108822                                  FBO 183-70610-17
751 Griswold Street                           1 Metrotech Center North
Detroit, MI 48226-3274                        Brooklyn, NY 11201-3870

Cowen &Co CUST                  6.83%         Donaldson Lufkin Jenrette              9.41%
FBO #6B-00050-6                               Securities Corporation Inc.
Financial Square                              P.O. Box 2052
New York, NY 10005                            Jersey City, NJ 07303-2052

Cowen &Co CUST                  6.64%         MLPF&S for the sole benefit            7.97%
FBO #6B-00057-9                               of its customers
Financial Square                               Attn: Fund Administration
New York, NY 10005                            4800 Deer Lake Drive East, 3rd Floor
                                              Jacksonville, FL 32246- 6484
Cowen & Co CUST                6.40%
FBO #6B-00137-3
Financial Square
New York, NY 10005

Cowen & Co CUST                6.35%
FBO #6B-00040-9
Financial Square
New York, NY 10005

Herzog Heine Geduld Inc.       5.58%
FBO #064-49191-10
Attn: Mutual Fund Dept.
525 Washington Blvd.
Jersey City, NJ 07310-1600

                              VALUATION OF SHARES
                              -------------------

     The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Years Day, Martin Luther King Jr.'s birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

     Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares of International Investors Gold Fund-A, Emerging Market Growth Fund-A, Global Real Estate Fund-A, Gold/Resources Fund-A, Global Hard Assets Fund-A, Asia Dynasty Fund-A and Global Balanced Fund-A are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S. Government Money Fund are sold without a sales charge. Shares of Asia Dynasty Fund-B, Global Balanced Fund-B, Emerging Markets Growth Fund-B, Global Real Estate Fund-B, and Global Hard Assets Fund-B are sold with a contingent deferred sales charge. Shares of Emerging Markets Growth Fund-C and Global Hard Assets Fund-C and Global Real Estate Fund-C are sold with a redemption fee.

     Set forth below is an example of the computation of the public offering price for shares of the Emerging Markets Growth FundA, Global Real Estate Fund-A, International Investors Gold Fund-A, Gold/Resources Fund-A, Asia Dynasty Fund-A, Global Hard Assets Fund-A and Global Balanced Fund-A on December 31, 1997 under the then-current maximum sales charge:

                                    Gold/    Global  International   Asia     Global     Global        Emerging
                                  Resources   Hard     Investors    Dynasty  Balanced  Real Estate  Markets Growth
                                   Fund-A    Assets   Gold Fund-A   Fund-A    Fund-A     Fund-A         Fund-A

Net asset value and repurchase        $3.47  $15.50          $7.54    $7.82    $10.38       $10.64           $8.13
price per share on $.001 par
value capital shares
outstanding

Maximum sales charge (as                .21     .77            .46      .39       .52          .53             .41
described in the Prospectus)

Maximum offering price
per share                             $3.68  $16.27          $8.00    $8.21    $10.90       $11.17           $8.54

     In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

     To provide two examples, assume an investor purchased 100 Class B shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 Class C shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

U.S. Government Money Fund
--------------------------

     It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.

     The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                               EXCHANGE PRIVILEGE
                               ------------------

     Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                        TAX-SHELTERED RETIREMENT PLANS-
                        -------------------------------

     The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax law. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Trust.

Regular Individual Retirement Account and Spousal Individual Retirement Account.
-------------------------------------------------------------------------------


The Regular IRA is available to all individuals under age 70 1/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. For each year after 1998 and before 2006, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum for married filing jointly increases $5,000 and in 2007 increases $15,000. (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers, who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. For married taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.

     In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions maymake nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 70 1/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Roth Individual Retirement Account and Spousal Individual Retirement Account.
----------------------------------------------------------------------------
     The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an
      -----
individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

       Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

       Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,00 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

        In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over to a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over to a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includeable in Federal gross income (and subject to Federal income taxes) over a four year period.

        In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

        Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

        "Qualified distributions" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be
                                                            ---
withdrawn when you are age 59 1/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

        Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible in federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth
IRA.

        The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.


     Simplified Employee Pension Plan.  A SEP may be utilized by employers to
     --------------------------------
provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1997, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1997. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Withdrawals of amounts prior to age 59 1/2, may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

     Qualified Pension Plans.  International Investors Fund offers forms of
     ------------------------
prototype profit sharing and money purchase pension plans (together, the "qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pensions Plan in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 59-1/2, may result in adverse tax consequences and penalties.

     403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
     -----------------
offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                                 INVESTMENT PROGRAMS
                                 -------------------

     Dividend Reinvestment Plan.  Reinvestments of dividends of the Funds,
     --------------------------
except for U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

     Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to
     -----------------------
have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B or Class C shares.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     Automatic Investment Plan.  Investors may arrange under the Automatic
     -------------------------
Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to
     -------------------------
provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on his investment since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

                                 TAXES
                                 -----

Taxation of the Funds -- In General
-----------------------------------



         Each of the Funds intends to continue to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

         As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

         Every Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

         ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount
                                       43
represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

         Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

         FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

TAXATION OF THE SHAREHOLDERS

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period. In addition, any loss realized upon a taxable disposition of shares of the Tax-Exempt Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends previously paid with respect to such shares.

         Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

         Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

         If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

         Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

         The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

         The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

         The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

                                 REDEMPTIONS IN KIND
                                 -------------------

     Each Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                 PERFORMANCE
                                 -----------

U.S. Government Money Fund
--------------------------

     The U.S. Government Money Fund may advertise performance in terms of yield based on a seven day yield or an effective yield.

     Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

     In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

     The seven day yield and seven day effective yield for the U.S. Government Money Fund at December 31, 1997 were 3.58% and 3.64%, respectively.

     ASIA DYNASTY FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND, AND INTERNATIONAL INVESTORS GOLD FUND.


     The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
--------------------------------------------------------------------------------
P(1+T)n = ERV

Where:  P=A hypothetical initial payment of $1,000
        T=Average annual total return
        n=Number of years
        ERV=Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

================================================================================

     The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     Average Annual Total Return for the Period ended December 31, 1997 (after maximum sales charge).

                                           1 Year   5  Years   10 Years     Life
International Investors
Gold Fund (Class A)                        (39.70)%     1.00%    (4.09)%     9.65%
Gold/Resources Fund (Class A)              (42.83)%   (1.70)%    (5.31)%     0.64%
Global Real Estate Fund (Class A)              --         --         --     25.75%
Global Real Estate Fund (Class B)              --         --         --   (24.05)%
Global Real Estate Fund (Class C)              --         --         --    (9.73)%
Asia Dynasty Fund (Class A)               (35.33)%        --         --    (1.49)%
Asia Dynasty Fund (Class B)               (35.79)%        --         --    (5.42)%
Global Balanced Fund (Class A)               9.29%        --         --      7.92%
Global Balanced Fund (Class B)               9.26%        --         --      8.10%
Global Hard Assets Fund (Class A)            8.86%        --         --     22.15%
Global Hard Assets Fund (Class B)            8.73%        --         --     20.81%
Global Hard Assets Fund (Class C)           12.71%        --         --     24.00%
Emerging Markets Growth Fund (Class A)    (16.35)%        --         --   (16.35)%
Emerging Markets Growth Fun d(Class B)    (16.28)%        --         --   (15.43)%
Emerging Markets Growth Fund (Class C)    (13.07)%        --         --   (12.22)%

            The Global Balanced Fund, Asia Dynasty Fund, Gold/Resources Fund, Global Real Estate Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
--------------------------------------------------------------------------------
YIELD = 2[(A-B/CD + 1)6-1]

Where:  A  =  dividends and interest earned during the period
        B  =  expenses accrued for the period (net of reimbursement)
        C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
        D  =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends
              within 30 days thereafter
================================================================================

     The Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund, Global Real Estate Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

--------------------------------------------------------------------------------
                         [(B-A)/A](100)=ATR
                 Where:  A=initial investment
                         B=value at end of period
                         ATR=aggregate total return
===============================================================================

  The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

  Aggregate Total Return for the period ended December 31, 1997 (after maximum sales charge).


                                           1 Year   5  Years   10 Years     Life
International Investors
  Gold Fund (Class A)                     (39.70)%      5.10%   (34.16)%  4,694.49%
Gold/Resources Fund (Class A)             (42.83)%    (8.20)%   (42.05)%      7.90%
Global Real Estate Fund (Class A)              --         --         --      12.91%
Global Real Estate Fund (Class B)              --         --         --     (6.13)%
Global Real Estate Fund (Class C)              --         --         --     (2.33)%
Asia Dynasty Fund (Class A)               (35.33)%        --         --     (6.92)%
Asia Dynasty Fund (Class B)               (35.79)%        --         --    (21.44)%
Global Balanced Fund (Class A)               9.29%        --         --      35.94%
Global Balanced Fund (Class B)               9.26%        --         --      36.85%
Global Hard Assets Fund (Class A)            8.86%        --         --      88.17%
Global Hard Assets Fund (Class B)            8.73%        --         --      37.64%
Global Hard Assets Fund (Class C)           12.71%        --         --      97.32%
Emerging Markets Growth Fund (Class A)    (16.35)%        --         --    (16.35)%
Emerging Markets Growth Fun d(Class B)    (16.28)%        --         --    (15.43)%
Emerging Markets Growth Fund (Class C)    (13.07)%        --         --    (12.22)%

Advertising Performance
-----------------------

     As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the S&P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Saloman Brothers World Property Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index, Morgan Stanley REIT Index, Saloman Brothers World Property Index, Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index, Salomon Brothers World Bond Index, Salomon Brothers World Government Bond Index, GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                                 ADDITIONAL INFORMATION
                                 ----------------------

     Custodian.  The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New
     ---------
York is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     Independent Accountants.  Coopers & Lybrand L.L.P., 1301 Avenue of the
     -----------------------
Americas, New York, New York 10019, serve as the independent accountants for the Trust.

     Counsel.  Goodwin, Procter & Hoar, LLP Exchange Place, Boston,
     -------
Massachusetts 02109 serves as counsel to the Trust.


                                 FINANCIAL STATEMENTS
                                 --------------------

  The financial statements of Asia Dynasty Fund, Emerging Markets Growth Fund, Global Hard Assets Fund, Global Balanced Fund, International Investors Gold Fund, Global Real Estate Fund, Gold/Resources Fund and U.S. Government Money Fund for the fiscal year ended December 31, 1997, are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                 APPENDIX
                                 --------
PART A.

Corporate Bond Ratings
----------------------

     Description of Moody's Investors Service, Inc. corporate bond ratings:

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of Standard & Poor's Corporation corporate bond ratings;

     AAA --Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

     AA --Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A --Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB --Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

     Moody's Investors Service, Inc. describes its preferred stock ratings as:

     aaa -An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

     aa -An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a -An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

     ca -An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c -This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

     Standard & Poor's Corporation describes its preferred stock ratings as:

     AAA -This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB -An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB,B,CCC -Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings
-----------------------

     Description of Moody's short-term debt ratings:

     Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by may of the following characteristics:
leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

     Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's short-term debt ratings:

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B--Issues rated B are regarded as having only speculative capacity for timely payment.

     C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


PART B
------

     The publications and services from which the Funds will quote performance are: Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                              PERFORMANCE CHARTS

                 Best Performing World  Government Bond Markets*
                 1986 THROUGH DECEMBER, 1997

           1986  JAPAN                                        47.4%
           1987  U.K.                                         46.6%
           1988  AUSTRALIA                                    28.8%
           1989  CANADA                                       16.2%
           1990  U.K.                                         30.9%
           1991  AUSTRALIA                                    23.5%
           1992  JAPAN                                        10.8%
           1993  JAPAN                                        27.6%
           1994  BELGIUM                                      12.2%
           1995  SWEDEN                                       34.8%
           1996  ITALY                                        27.2%
           1997  U.K.                                         10.3%
           *in U.S. dollar terms

Source: Salomon Smith Barney World Government Bond Index, a market capitalization weighted total return index of developed world government bonds with remaining maturities of one year or more.

_________________________

                                 ANNUAL REAL (INFLATION-ADJUSTED) GDP GROWTH
                                 (IN LOCAL CURRENCY TERMS)


               1989   1990   1991   1992       1993       1994   1995   1996
               -----  -----  -----  -----  ------------  ------  -----  -----

HONG KONG       2.6%   3.4%   5.1%   6.3%          6.4%    5.4%   4.7%   7.9%
SINGAPORE       9.4%   8.1%   7.3%   6.2%        10.4%    10.       8%   7.0%
THAILAND       12.2%  11.6%   8.4%   7.8%          8.3%    8.8%   8.6%  -0.4%
MALAYSIA        9.2%   9.7%   8.4%   7.8%          8.3%    9.2%   9.5%   8.6%
INDONESIA       7.5%   7.2%   7.0%   6.5%          6.5%    7.7%   8.2%   8.0%
PHILIPPINES     6.2%   3.0%  -0.5%   0.3%          2.1%    4.4%   4.8%   5.7%
SOUTH KOREA     6.4%   9.5%   9.1%   5.1%          5.8%    8.6%   9.0%   7.1%
CHINA           4.3%   3.9%   9.2%  14.2%         13.5%   12.7%  10.6%  N/A


  Source: All Countries except Hong Kong: International Financial Statistics (International Monetary Fund) - 2/96 and 4/98
           Hong Kong: Datastream 1989-1995

  GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the applicable country in a given period of time, usually one year. Gross Domestic Product comprises
(1) purchases of persons (2) purchases of governments (Federal, State & Local)
(3) gross private domestic investment (includes change in business inventories) and (4) international trade balance from exports.

                                 ASIAN STOCK MARKET TOTAL RETURNS**

     The chart below provides returns for the key developing Asian stock markets for the given periods. While these markets can be volatile, the long-term returns may be greater than those achieved by more mature equity markets.

                                                                                                5YR. COMPOUNDED     10YR. COMPOUNDED
                                                                                             avg. annual return   avg. annual return
                1988    1989    1990    1991    1992    1993    1994    1995    1996    1997   (1992- 1996)            12/31/97
               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----------             --------

Hong Kong       28.1%    8.4%    9.2%   49.5%   32.3%  116.7%  -28.9%   22.6%   33.1%  -23.3%         14.0%                21.5%
INDONESIA      258.1%   81.9%    6.4%  -44.5%   -0.2%  105.7%  -25.9%    9.2%   27.5%  -74.1%        -11.3%                 8.7%
MALAYSIA        26.5%   55.8%   -7.9%    4.9%   17.8%  110.0%  -19.9%    5.2%   25.9%  -68.1%         -6.6%                 5.3%
PHILIPPINES     43.1%   65.0%  -45.6%   85.5%   39.0%  122.3%   -7.9%  -11.5%  -17.8%  -62.6%        -11.0%                 7.0%
SINGAPORE       34.2%   44.9%  -14.6%   43.6%    4.5%   73.4%    5.8%   12.2%    0.3%  -40.5%          4.2%                13.2%
SO. KOREA       96.6%    1.7%  -27.3%  -15.5%    1.6%   31.4%   23.7%   -3.3%  -38.1%  -66.7%        -20.2%                -9.6%
TAIWAN         119.7%   84.9%  -55.2%   12.7%  -23.7%   84.6%   20.8%  -29.3%   40.3%   -6.3%         15.7%                14.0%
THAILAND        47.3%  114.4%  -27.3%   22.7%   35.4%  103.6%   -9.0%   -3.8%  -36.6%  -73.4%        -21.4%                 1.5%

Source:    Morgan Stanley & Co. Incorporated

Performance provided in U.S. dollar terms and includes reinvestment of gross dividends. Past performance is not indicative of future results.

**These are unmanaged indices and are not the investment results of the Fund nor are they the results the Fund would have obtained, which may vary from returns of these markets. Value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------

      MORGAN STANLEY CAPITAL INTERNATIONAL STOCK MARKET INFORMATION
      (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
  AS OF DECEMBER 31, 1997

              1997    1996   1995    1994    1993    1992    1991    1990    1989   1988
             -----   -----   ----   -----   -----   -----   -----   -----   -----   ----
AUSTRALIA    -10.4%   16.5%  11.2%    5.4%   35.2%  -10.8%   33.6%  -17.5%    9.3%  36.4%
AUSTRIA        1.6%    4.5%  -4.7%   -6.3%   28.1%  -10.7%  -12.2%    6.3%  103.9%   0.6%
BELGIUM       13.6%   12.0%  25.9%    8.2%   23.5%   -1.5%   13.8%  -11.0%   17.3%  53.6%
CANADA        12.8%   28.5%  18.3%   -3.0%   17.6%  -12.2%   11.1%  -13.0%   24.3%  17.1%
DENMARK       34.5%   21.8%  18.8%    3.8%   32.8%  -28.3%   16.6%   -0.9%   43.9%  52.7%
FINLAND       17.3%   33.9%   4.6%   52.2%   82.7%  -13.0%  -18.1%  -31.7%   -9.6%  13.7%
FRANCE        11.9%   21.2%  14.1%   -5.2%   20.9%    2.8%   17.8%  -13.8%   36.2%  37.9%
GERMANY       24.6%   13.6%  16.4%    4.7%   35.6%  -10.3%    8.2%   -9.4%   46.3%  20.6%
HONG KONG    -23.3%   33.1%  22.6%  -28.9%  116.7%   32.3%   49.5%    9.2%    8.4%  28.1%
IRELAND       15.8%   32.0%  22.4%   14.5%   42.4%  -21.2%   12.2%  -16.7%   41.2%  25.1%
ITALY         35.5%   12.6%   1.0%   11.6%   28.5%  -22.2%   -1.8%  -19.2%   19.4%  11.5%
JAPAN        -23.7%  -15.5%   0.7%   21.4%   25.5%  -21.5%    8.9%  -36.1%    1.7%  35.4%
MALAYSIA     -68.1%   25.9%   5.2%  -19.9%  110.0%   17.8%    5.0%   -7.9%   55.8%  26.5%

                   1997   1996   1995   1994   1993    1992    1991    1990   1989    1988
                  ------  -----  -----  -----  -----  ------  ------  ------  -----  ------

Netherlands        23.8%  27.5%  27.7%  11.7%  35.3%    2.3%   17.8%   -3.2%  35.8%   14.2%
NEW ZEALAND       -14.2%  17.2%  20.9%   8.9%  67.7%   -1.4%   18.3%  -37.7%  11.4%  -13.8%
NORWAY              6.2%  28.6%   6.0%  23.6%  42.0%  -22.3%  -15.5%    0.7%  45.5%   42.4%
SINGAPORE         -40.5%  -6.9%   6.5%   6.7%  68.0%    6.3%   25.0%  -11.7%  42.3%   33.3%
SPAIN              25.4%  40.1%  29.8%  -4.8%  29.8%  -21.9%   15.6%  -13.7%   9.8%   13.5%
SWEDEN             17.9%  37.2%  33.4%  18.3%  37.0%  -14.4%   14.4%  -21.0%  31.8%   48.3%
SWITZERLAND        44.3%   2.3%  44.1%   3.5%  45.8%   17.2%   15.8%   -6.2%  26.2%    6.2%
UNITED KINGDOM     22.6%  27.4%  21.3%  -1.6%  24.4%   -3.7%   16.0%   10.3%  21.9%    6.0%
US                 33.4%  23.2%  37.1%   1.1%   9.1%    6.4%   30.1%   -3.2%  30.0%   14.6%

                   Morgan Stanley Capital International Index
                 (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1997

                     10 year annual total return
                     ---------------------------

      Australia         9.3%
      AUSTRIA                    7.6%
      BELGIUM          14.4%
      CANADA            9.2%
      DENMARK          17.2%
      FINLAND           8.6%
      FRANCE           13.3%
      GERMANY          13.8%
      HONG KONG        19.2%
      IRELAND          14.8%
      ITALY             6.1%
      JAPAN            -2.9%
      MALAYSIA          4.8%
      NETHERLANDS      18.6%
      NEW ZEALAND       4.5%
      NORWAY           13.3%
      SINGAPORE         8.9%
      SPAIN            10.6%
      SWEDEN           17.6%
      SWITZERLAND      18.5%
      UNITED KINGDOM   14.0%
      USA              17.4%


                           MARKET INDEX DESCRIPTIONS

     Morgan Stanley Capital International Europe, Australia, Far East Index (US$ terms): An arithmetic, market value-weighted average of the performance of over 1,079 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     MORGAN STANLEY CAPITAL INTERNATIONAL REAL ESTATE INDEX: An arithmetic, market value-weighted average of the performance of property shares worldwide.

     MORGAN STANLEY REIT INDEX: A capitalization-/weighted index with dividends reinvested of most actively traded real estate invest trusts.

     NAREIT EQUITY INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITS.

     MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,515 companies listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above 22 countries.

     MORGAN STANLEY CAPITAL INTERNATIONAL COMBINED FAR EAST EX-JAPAN FREE INDEX:
An arithmetic, market value-weighted average of the performance of companies listed on the stock exchanges of the following countries: Hong Kong, Indonesia, Korea (Korea is included at 20% of its market capitalization in the Combined Free Index), Malaysia, Philippines Free, Singapore Free and Thailand. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above seven countries.

     SALOMON BROTHERS WORLD BOND INDEX (US$ TERMS): Measures the total return performance of high quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:
Australian Dollars, Canadian Dollars, European Currency Units, French Francs, Japanese Yen, Netherlands Guilder, Swiss Francs, UK pounds Sterling, US Dollars and German Deutsche Marks. Only high-quality, straight issues are included. The index is calculated on both a weighted basis and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least five years' remaining life.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (US$ TERMS): The WGBI includes the Government bonds markets of the United States, Japan, Germany, France, the United Kingdom, Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden and Austria. Country eligibility is determined based on market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion, Y2.5 trillion and DM30 billion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies this criteria, it will be added at the end of the following quarter. Guidelines by which a market may be excluded from the index have also been established. A market will be excluded if the market capitalization of eligible issues falls below half of all of the entry levels for six consecutive months. Once again, the market will be removed at the end of the following quarter. In addition, market entry barriers are a reason for exclusion despite meeting the size criteria (for example, if a market discourages foreign investor participation).

     SALOMON BROTHERS WORLD PROPERTY EQUITY INDEX: A top-down, float capitalization-weighted index that includes shares of approximately 380 companies in 19 countries.

     WILSHIRE REIT SECURITIES INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortages REITS.

     GPR LIFE GLOBAL REAL ESTATE SECURITIES INDED: A market capitalization-weighted index of property companies in 33 countries.

     GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.